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D9                                                                      Form 10K

                                   EXHIBIT 10C
                                   -----------

                               ASARCO INCORPORATED

                         DEFERRED FEE PLAN FOR DIRECTORS
                       As Last Amended on January 26, 1994


     SECTION 1. EFFECTIVE DATE. The effective date of the ASARCO Incorporated Deferred Fee Plan For Directors (the "Plan"), is January 1, 1982.

     SECTION 2. ELIGIBILITY. Any Director of ASARCO Incorporated (the "Company") is eligible to participate in the Plan.

     SECTION 3. DEFERRED COMPENSATION ACCOUNT. A deferred compensation account shall be established for each Director who elects to participate in the Plan. Each Director's deferred compensation account shall consist of a cash subaccount and a stock subaccount.

     SECTION 4. AMOUNT OF DEFERRAL. A participant may elect to defer receipt of all or one-half of the compensation payable to the participant for serving on the Board of Directors or committees of the Board of Directors of the Company. An amount equal to the compensation deferred will be credited to the participant's deferred compensation account on the date such compensation is otherwise payable.

     SECTION 5. TIME OF ELECTION OF DEFERRAL. The first election to defer compensation received during the calendar year, and any subsequent election modifying the prior election as provided in Section 10, shall be effective when made and, with respect to the percentage of compensation deferred, shall only apply to compensation not then earned. An election, as subsequently modified, shall continue in force with respect to compensation earned during such calendar year until the Company is notified in writing that the participant no longer wishes to defer compensation for future services on the Board of Directors.

     SECTION 6. CASH SUBACCOUNT. Any compensation which a director elects to defer pursuant to this Plan shall be credited to such Director's cash subaccount unless such Director elects in writing that all or a portion of such deferral be credited to his stock subaccount in accordance with Section 7 of this Plan.
Each deferred compensation cash subaccount will be credited with interest from the date on which deferred compensation would normally have been paid, until payment, at a rate equal to the prime rate of The Chase Manhattan Bank (National Association), on the first day of each calendar quarter in which such interest is credited to the participant's deferred compensation cash subaccount.
Interest shall be compounded quarterly.

     SECTION 7. STOCK ELECTION. A Director may elect in writing that all or a portion, in increments of 25%, of the compensation he is deferring pursuant to the Plan for any year be credited to his deferred compensation stock subaccount in lieu of his deferred compensation cash subaccount.

     An election by a Director to have an amount credited to his deferred compensation stock subaccount must be received by the Company prior to January 1 of the calendar year during which the election is to be effective and shall be irrevocable for the entire year. Such election shall remain in effect for subsequent years unless changed prior to the January 1 of any such subsequent year. Notwithstanding the foregoing, however, any such election which is to take effect in 1988 must be received by the Company prior to April 1, 1988 and shall be effective only for compensation earned on and after that date.

     A bookkeeping entry shall be made of the number of whole shares of Company common stock which could be purchased at fair market value with the compensation credited to such stock subaccount on the day such amount normally would have been paid to the Director.

     The stock subaccount also shall be credited with a bookkeeping entry indicating the number of additional whole shares which would be payable as a stock dividend on the shares previously credited to the stock subaccount.

     Any deferred compensation amounts which are insufficient to permit the crediting of a whole share of Company common stock and any amounts which would represent cash dividends on Company common stock credited to a stock subaccount shall be carried as a cash balance bookkeeping entry in such stock subaccount. At such time as the cash balance equals at

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D10                                                                     Form 10K


least the fair market value of one share of Company common stock, the cash balance bookkeeping entry shall be converted to an entry representing the number of additional whole shares of Company common stock which could be purchased at fair market value with such balance. No interest shall be credited on any such stock subaccount cash balance.

     For purposes of this Section 7, "fair market value" of a share of Company common stock shall mean the average of the opening and closing prices of a single share of Company common stock as reported by the New York Stock Exchange as of the first trading day coincident with or next following the day as of which such value is to be determined.

     No election may be made to have amounts previously credited to a Director's deferred compensation cash subaccount credited instead to his stock subaccount, and no election may be made to have amounts previously credited to a Director's stock subaccount credited instead to a cash subaccount.

     SECTION 8. VALUE OF DEFERRED COMPENSATION ACCOUNTS. The value of each participant's deferred compensation account shall include the compensation deferred pursuant to Section 4 which is credited to a Director's deferred compensation cash subaccount, the interest credited on such compensation pursuant to Section 6, the value of any shares of Company common stock credited to the Director's deferred compensation stock subaccount and the cash balance credited to such stock subaccount, less any payments made under Section 9.

     SECTION 9. PAYMENT OF DEFERRED COMPENSATION. The value of a participant's deferred compensation cash subaccount and deferred compensation stock account shall be payable solely in cash. All payments of a participant's deferred compensation account shall be made in a lump sum or in annual installments in accordance with an election made by the participant as provided in Section 10. At a participant's election, such payments may commence on January 15 of any year subsequent to the fourth year following the year in which such fees are earned, provided, that in all cases payment shall commence on the January 15 of the calendar year following termination of services as a Director.

     If the annual installments are elected, such payments shall be made on each January 15 in accordance with the participant's election as provided in Section
10. The amount of the first payment attributable to the cash subaccount shall be a fraction of the value of the participant's cash subaccount, the numerator of which is one and the denominator of which is the total number of installments elected, and the amount of each subsequent payment shall be a fraction of the value (including interest earned) on the date preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

     The amount of the first payment attributable to the stock subaccount shall be a fraction of the value of the participant's stock subaccount (based upon the fair market value of the stock determined under Section 7 plus any cash balance), the numerator of which is one and the denominator of which is the number of installments elected, and the amount of each subsequent payment shall be a fraction of the redetermined value of the participant's stock subaccount, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

     If one lump sum payment is elected, such payment shall be made on the date designated in accordance with the participant's election as provided in Section 10.

     SECTION 10. MANNER OF ELECTING DEFERRAL AND PAYMENT; CHANGES IN ELECTION. A participant shall elect to defer compensation by giving written notice to the Company on a form provided by the Company, which notice shall include (1) the percentage amount to be deferred; (2) an election of a lump sum payment or the number of annual installments (not to exceed ten) for the payment of the deferred compensation; and (3) the date of the lump sum payment or of the first installment payment, as appropriate. A participant's election shall remain in effect unless changed in the manner set forth below. A participant may change his election with respect to the percentage of deferral at any time by submitting a new written notice to the Company, provided, that such a changed election will be effective only for compensation subsequently earned during the calendar year to which the election applies. All deferred elections shall be irrevocable as to compensation previously earned and may not be changed as to the form or time of payments. Notwithstanding the foregoing, prior to the calendar year in which payments would otherwise commence, a participant may request the Company, subject to the discretion of the Company, (i) to change his election with respect to the form and time of payments of


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D11                                                                     Form 10K


his cash subaccount and/or (ii) to change his election with respect to the form and time of payments of his stock subaccount in connection with his retirement or termination as a Director, provided, that no such change may accelerate the time of the initial payment date of any deferred amount, or delay the scheduled initial payment day for a period of less than three years.

     SECTION 11. DESIGNATION OF BENEFICIARY. A participant may designate a beneficiary by giving written notice to the Company on the form described in
Section 10. If no beneficiary is designated, the beneficiary will be the participant's estate. If more than one beneficiary statement has been filed, the beneficiary designated in the statement bearing the most recent date will be deemed the valid beneficiary.

     SECTION 12. DEATH OF PARTICIPANT OR BENEFICIARY. In the event of a participant's death before he has received all of the deferred payments to which he is entitled hereunder, the value of the participant's deferred compensation account shall be paid to the estate or designated beneficiary of the deceased participant in one lump sum on the first January 15 or July 15 following such date of death, or as soon as reasonably possible after such January 15 or July 15, unless the participant has elected to continue without change the schedule for payment of benefits.

     If the distribution is to be made to a beneficiary and such beneficiary dies before such distribution has been made, the amount of the distribution will be paid to the estate of the beneficiary in one lump sum.

     SECTION 13. PARTICIPANT'S RIGHTS UNSECURED. The right of any participant to receive future installments under the provisions of the Plan shall be contractual in nature only, however, the amounts of such installments may be held in a trust, the assets of which shall be subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency only. Any installment paid from such trust shall reduce the amount of benefits owed by the Company.

     SECTION 14. STATEMENT OF ACCOUNT. Statements will be sent to participants by the end of February of each year as to the value of their deferred compensation accounts as of the end of December of the preceding year.

     SECTION 15. ASSIGNABILITY. No right to receive payments hereunder shall be transferable or assignable by a participant or beneficiary, except by will or by the laws of descent and distribution.

     SECTION 16. PARTICIPATION IN OTHER PLANS. Nothing in this Plan will affect any right which a participant may otherwise have to participate in any other retirement plan or agreement which the Company may have now or hereafter.

     SECTION 17. AMENDMENT. This Plan may at any time or from time to time be amended, modified or terminated by the Board of Directors of the Company. No amendment, modification or termination shall, without the consent of a participant, adversely affect such participant's accruals in his deferred compensation account.

     SECTION 18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

D12                                                                     Form 10K


                                                                FORM 1

               ASARCO INCORPORATED DEFERRED FEE PLAN FOR DIRECTORS
                 ELECTION APPLICABLE TO FEES EARNED DURING 1994

     A. In accordance with the provisions of the ASARCO Incorporated Deferred Fee Plan for Directors (the "Plan"), I hereby elect to defer compensation otherwise payable to me during 1994 for future services on the Board of Directors to ASARCO Incorporated and its committees to the extent of the following percentage of each such payment:

                         Check One:  Amount of Deferral

                     50%  / /                      100% / /

This election will continue in effect as to the percentage of compensation deferred indicated above until the earlier of January 1, 1995 or notice to the contrary is given by me to the Company. I understand the compensation deferred will earn interest according to the method described in Section 6 of the Plan unless I furnish a common stock equivalent election form to you.

     B. The compensation deferred is to be paid to me in _____ (insert number not to exceed 10) annual installments on January 15 of each applicable year, beginning:

        ______ the January 15 of the calendar year following the termination of my services, or

        ______ the earlier of (i) January 15, 19__ (a date not earlier than January 15, 1999) or (ii) the January 15 of the calendar year following termination of my services.

     C. I hereby designate the person(s) named below as my beneficiary(ies) to receive my interest in my deferred compensation account in the event of my death, and I hereby revoke all prior designation(s) of beneficiary(ies), if any, made by me under the Plan. If no beneficiary is designated, the beneficiary will be my estate. If no election is made under the following sentence, payment of benefits will be in a lump sum under Section 12 of the Plan.

           Name                           Address
           ----                           -------



     / / I hereby elect that in the event of my death payment be continued of any outstanding annual installments under this or prior years' deferrals to be made of my deferred compensation account to my designated beneficiary(ies) on the same time basis as the schedule of annual installments in effect immediately prior to my death.

     / / I hereby cancel a previous election made under the prior sentence.

Note: If any of the elections in Part B or C are not completed, the elections contained in the most recent Election form under the Plan will remain in effect. This election is subject to all the terms of the Plan.

Dated:__________,19__


                                           ________________________________
                                                        Signature

                                           ________________________________
                                                        Print Name

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D13                                                                     Form 10K


                                                            FORM 2


                               ASARCO INCORPORATED
                         DEFERRED FEE PLAN FOR DIRECTORS

                 STOCK EQUIVALENT INVESTMENT ELECTION FOR PERIOD
                       JANUARY 1, 1994 - DECEMBER 31, 1994



     In accordance with the provisions of the ASARCO Incorporated Deferred Fee Plan for Directors (the "Plan"), I hereby elect that the following percentage of my Plan deferrals during January 1, 1994 through December 31, 1994 for compensation for services on the Board of Directors of ASARCO Incorporated and its committees from and after January 1, 1994 be credited to the Asarco common stock equivalent account under Section 7 of the Plan:

               Percentage Treated as Invested in Stock (check one)

                    25% / /                         75% / /

                    50% / /                        100% / /


Dated:_______________, 19__


                                           ________________________________
                                                        Signature

                                           ________________________________
                                                        Print Name